CarLotz Announces Second Quarter 2021 Financial Results

Unit Sales Grew 46% to 2,009, Ahead of Expectations

Revenue Growth of 92% to $50.8 million

Record Gross Profit of $4.2 million and GPU Ahead of Expectations

Withdraws Previously Provided 2021 Outlook due to Channel Constraints

August 9, 2021 – Richmond, VA – CarLotz, Inc. (“CarLotz” or the “Company”), a leading consignment-to-retail used vehicle marketplace, today announced financial results for the second quarter ended June 30, 2021.

Highlights of Second Quarter 2021 Financial Results

•Net revenues increased 92% to $50.8 million from $26.4 million in the same period in 2020
•Gross Profit increased 53% to $4.2 million from $2.7 million in the prior year period
•Retail Gross Profit per Unit (“Retail GPU”) increased 17% to $2,175 from $1,858 in the prior year period
•Retail unit sales were 2,009 compared to 1,376 in the prior year period, an increase of 46%
•Net Loss attributable to common shareholders was $(7.2) million, or $(0.06) per diluted share, for the second quarter 2021 versus $(0.2) million, or $(0.00) per diluted share in the prior year period
•Adjusted EBITDA was $(15.2) million compared to $(0.3) million in the second quarter of 2020
“We are very pleased with our second quarter results, having met our unit guidance and significantly outperforming our GPU guidance,” said Michael Bor, Co-Founder and CEO of CarLotz. “Despite a dynamic operating environment, the quarter was highlighted by record Gross Profit and four new hub openings, in addition to the announcement of the opening of six additional hubs. I am extremely proud of the hard work and commitment demonstrated by the entire team over the last six months since we became a public company, including doubling our number of hub locations, hiring experienced talent across the company, and executing on significant technology and marketing initiatives to provide a structure to support significant growth.”

Mr. Bor continued, “Looking ahead to the second half of the year, we recognize the macro environment remains challenging to our business model and we will continue to make the strategic and tactical investments necessary to further establish the base on which to scale into a nationwide vehicle consignment and sales marketplace. To that end, we remain very confident in our long-term consignment strategy and value proposition and are intensely focused on driving long-term value for all our stakeholders.”

Fiscal 2021 Outlook

As a result of the continued disruption caused by the chip shortage and the corresponding lack of visibility into the wholesale market and commercial vehicle sourcing, the Company is withdrawing its previously provided financial outlook for fiscal 2021 at this time.

Qualitatively, the Company expects to see unit growth in the third quarter over the second quarter of 2021. Additionally, we have seen gross profit compression in the third quarter to date compared to the second quarter and we expect it to continue through the end of the year as a result of the Company’s reliance on competitively-sourced owned inventory until consignment volumes increase.

Webcast and Conference Call Information

A conference call to discuss the second quarter 2021 financial results is scheduled for today, August 9, 2021 at 5:30 pm ET. Interested parties may listen to the conference call via telephone by dialing 1-833-962-1461, or for international callers, 1-929-517-0392. A telephone replay will be available until 11:59 pm ET on August 16, 2021 and can be accessed by dialing 1-855-859-2056, or for international callers, 1-404-537-3406 and entering replay Pin number: 9089546.

The conference call webcast will be available at www.investors.carlotz.com.

About CarLotz, Inc.

CarLotz is a used vehicle consignment and Retail Remarketing™ business that provides our corporate vehicle sourcing partners and retail sellers of used vehicles with the ability to access the previously unavailable retail sales channel, while simultaneously providing buyers with prices that are, on average, below those of traditional dealerships. Our mission is to create the world’s greatest vehicle buying and selling experience. We operate a technology-enabled buying, sourcing, and selling model that offers a seamless omnichannel experience and comprehensive selection of vehicles, while allowing for a fully contactless end-to-end e-commerce interface that enables no-hassle buying and selling.

Our proprietary Retail Remarketing™ technology provides our corporate vehicle sourcing partners with real-time performance metrics and data analytics, along with custom business intelligence reporting that enables price and vehicle triage optimization between the wholesale and retail channels. Through our marketplace model, we generate significant value for both sellers and buyers through price, selection, and experience.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include statements that are not historical facts, such as statements concerning possible or assumed future actions, business strategies, events or results of operations, including statements regarding CarLotz’ expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such statements are based on management’s current expectations and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause such differences include those disclosed in CarLotz’ filings with the SEC, including those resulting from the impact of the ongoing Covid-19 pandemic on our business and general business and economic conditions and our ability to successfully execute our geographic expansion plans. Forward-looking statements speak only as of the date they are made, and CarLotz is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Investors:

CarLotzIR@icrinc.com

Media:

CarLotzPR@icrinc.com

CarLotz, Inc. and Subsidiaries — Condensed Consolidated Balance Sheet
(unaudited)

(In thousands, except share data)

	June 30, 2021	December 31, 2020
Assets
Current Assets:
Cash and cash equivalents	$83,576	$2,208
Restricted cash	226	605
Marketable securities – at fair value	175,424	1,032
Accounts receivable, net	5,411	4,132
Inventories	47,469	11,202
Other current assets	6,253	6,679
Total Current Assets	318,359	25,858
Marketable securities – at fair value	3,481	—
Property and equipment, net	11,662	1,868
Capitalized software	9,898	—
Lease vehicles, net	337	173
Other assets	4,390	299
Total Assets	$348,127	$28,198
Liabilities, Redeemable Convertible Preferred Stock, Stockholders’ Equity (Deficit)
Current Liabilities:
Long-term debt, current	$212	$6,370
Floor plan notes payable	29,427	6,039
Accounts payable	8,782	6,283
Accrued transaction expenses	—	6,052
Accrued expenses	13,238	3,563
Accrued expenses – related party	—	5,082
Other current liabilities	5,425	256
Total Current Liabilities	57,084	33,645
Long-term debt, less current portion	7,579	2,999
Redeemable convertible preferred stock tranche obligation	—	2,832
Earnout provision	30,228	—
Merger warrant liability	26,341	—
Other liabilities	1,232	1,959
Total Liabilities	122,464	41,435
Commitments and Contingencies (Note 15)	—	—
Redeemable Convertible Preferred Stock:
Series A Preferred Stock, $0.001 stated value; authorized 3,052,127 shares; after recapitalization there are no preferred shares issued or outstanding at June 30, 2021 and December 31, 2020	—	—
Stockholders’ Equity (Deficit):
Common stock, $0.0001 par value; 500,000,000 authorized shares, 113,670,060 and 58,621,042 shares issued and outstanding at June 30, 2021 and December 31, 2020	11	6
Additional paid-in capital	281,976	20,779
Accumulated deficit	(56,264)	(34,037)
Accumulated other comprehensive income	(60)	15
Treasury stock, $0.001 par value; after recapitalization there are no treasury shares issued or outstanding at June 30, 2021 and December 31, 2020	—	—
Total Stockholders’ Equity (Deficit)	225,663	(13,237)
Total Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)	$348,127	$28,198

CarLotz, Inc. and Subsidiaries — Consolidated Statements of Operations
(unaudited)

(In thousands, except per share and share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenues:
Retail vehicle sales	$44,230	$23,652	$94,613	$44,694
Wholesale vehicle sales	4,660	1,725	9,228	5,036
Finance and insurance, net	1,780	895	3,334	1,787
Lease income, net	98	127	205	272
Total Revenues	50,768	26,399	107,380	51,789
Cost of sales (exclusive of depreciation)	46,586	23,670	101,190	46,588
Gross Profit	4,182	2,729	6,190	5,201
Operating Expenses:
Selling, general and administrative	19,386	3,073	38,259	6,989
Stock-based compensation expense	3,704	3	45,667	37
Depreciation and amortization expense	95	91	478	191
Management fee expense – related party	—	70	2	132
Total Operating Expenses	23,185	3,237	84,406	7,349
Loss from Operations	(19,003)	(508)	(78,216)	(2,148)
Interest Expense	184	107	359	256
Other Income (Expense), net
Change in fair value of merger warrants liability	325	—	12,683	—
Change in fair value of redeemable convertible preferred stock tranche obligation	—	345	—	629
Change in fair value of earnout provision	12,210	—	44,056	—
Other income (expense)	(553)	61	(391)	64
Total Other Income (Expense), net	11,982	406	56,348	693
Loss Before Income Tax Expense	(7,205)	(209)	(22,227)	(1,711)
Income tax expense	—	4	—	9
Net Loss	$(7,205)	$(213)	$(22,227)	$(1,720)
Net loss per share, basic and diluted	$(0.06)	$0.00	$(0.21)	$(0.03)
Weighted-average shares used in computing net loss per share, basic and diluted	113,670,060	58,621,041	107,279,227	58,621,041

CarLotz, Inc. and Subsidiaries — Condensed Consolidated Statements of Cash Flows

(unaudited)

(In thousands, except per share and share data)

	Six Months Ended June 30,
	2021	2020
Cash Flow from Operating Activities
Net loss	$(22,227)	(1,720)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation – property and equipment	448	101
Amortization and accretion - marketable securities	788	—
Depreciation – lease vehicles	30	90
Loss on marketable securities	—	(3)
Provision for doubtful accounts	—	6
Stock-based compensation expense	45,667	37
Change in fair value of Merger warrants liability	(12,683)	—
Change in fair value of historic warrants liability	—	(31)
Change in fair value of earnout shares	(44,056)	—
Change in fair value of debt issuance costs and stock warrant	—	12
Change in fair value of redeemable convertible preferred stock tranche obligation	—	(629)
Change in Operating Assets and Liabilities:
Accounts receivable	(1,279)	(336)
Inventories	(36,117)	5,064
Other current assets	(5,466)	(39)
Other assets	(4,091)	5
Accounts payable	2,499	719
Accrued expenses	6,187	1,048
Accrued expenses – related party	(229)	13
Other current liabilities	447	117
Other liabilities	(582)	248
Net Cash (Used in)/Provided by Operating Activities	(70,664)	4,702
Cash Flows from Investing Activities
Purchase of property and equipment	(3,548)	(14)
Capitalized website and internal-use software costs	(6,601)	—
Purchase of marketable securities	(307,560)	(711)
Proceeds from sales of marketable securities	128,954	21
Purchase of lease vehicles	(344)	(87)
Net Cash Used in Investing Activities	(189,099)	(791)
Cash Flows from Financing Activities
Payments made on long-term debt	(18)	(5)
Advance from holder of marketable securities	4,722	—
PIPE Issuance	125,000	—
Merger financing	309,999	—
Payment made on accrued dividends	(4,853)	—
Payments to existing shareholders of Former CarLotz	(62,693)	—

Transaction costs and advisory fees	(47,579)	—
Payments made on cash considerations associated with stock options	(2,465)	—
Repayment of Paycheck Protection Program loan	(1,749)	—
Payments made on note payable	(3,000)	—
Borrowings on long-term debt	—	2,249
Payments on floor plan notes payable	(29,056)	(13,394)
Borrowings on floor plan notes payable	52,444	8,598
Net Cash Provided by/( Used in) Financing Activities	340,752	(2,552)
Net Change in Cash and Cash Equivalents Including Restricted Cash	80,989	1,359
Cash and cash equivalents and restricted cash, beginning	2,813	4,102
Cash and cash equivalents and restricted cash, ending	$83,802	$5,461
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$490	$307
Supplementary Schedule of Non-cash Investing and Financing Activities:
Transfer from lease vehicles to inventory	$150	$199
Redeemable convertible preferred stock distributions accrued	—	923
Issuance of common stock warrants	—	15
KAR/AFC exercise of stock warrants	(144)	—
KAR/AFC conversion of notes payable	(3,625)	—
Convertible redeemable preferred stock tranche obligation expiration	(2,832)	—
Capitalized website and internal use software costs accrued	(3,488)	—
Purchases of property under capital lease obligation	(6,504)	—

CarLotz, Inc. and Subsidiaries — Results of Operations, Retail Gross Profit per Unit

(unaudited)

(In thousands, except share data)

	Three Months Ended June 30,
	2021	2020	Change	Change
Revenue:
Retail vehicle sales	$44,230	$23,652	$20,578	87%
Wholesale vehicle sales	4,660	1,725	2,935	170%
Finance and insurance, net	1,780	895	885	99%
Lease income, net	98	127	(29)	(23)%
Total revenues	50,768	26,399	24,369	92%
Cost of sales:
Retail vehicle cost of sales	$41,641	$21,991	$29,362	89%
Wholesale vehicle cost of sales	4,945	1,679	2,324	195%
Total cost of sales	$46,586	$23,670	$22,916	97%
Gross profit:
Retail vehicle gross profit	$2,589	$1,661	$928	56%
Wholesale vehicle gross profit	(285)	46	(331)	720%
Finance and insurance gross profit	1,780	895	885	99%
Lease income, net	98	127	(29)	(23)%
Total gross profit	$4,182	$2,729	$1,453	53%

Retail gross profit per unit(1):
Retail vehicles gross profit	$2,589	$1,661	$928	55.9%
Finance and insurance gross profit	1,780	895	885	98.9%
Total retail vehicles and finance and insurance gross profit	4,369	2,556	1,813	70.9%

Retail vehicles unit sales	2,009	1,376	633	46.0%
Retail vehicles gross profit per unit	$2,175	$1,858	$317	17.1%

(1)Gross profit per unit is calculated as gross profit for retail vehicles and finance and insurance, each of which is divided by the total number of retail vehicles sold in the period.

CarLotz, Inc. and Subsidiaries — Results of Operations, Retail Gross Profit per Unit

(unaudited)

(In thousands, except share data)

	Six Months Ended June 30,
	2021	2020	Change	Change
Revenue:
Retail vehicle sales	$94,613	$44,694	$49,919	112%
Wholesale vehicle sales	9,228	5,036	4,192	83%
Finance and insurance, net	3,334	1,787	1,547	87%
Lease income, net	205	272	(67)	(25)%
Total revenues	107,380	51,789	55,591	107%
Cost of sales:
Retail vehicle cost of sales	$90,558	$41,546	$49,012	118%
Wholesale vehicle cost of sales	10,632	5,042	5,590	111%
Total cost of sales	$101,190	$46,588	$54,602	117%
Gross profit:
Retail vehicle gross profit	$4,055	$3,148	$907	29%
Wholesale vehicle gross profit	(1,404)	(6)	(1,398)	23,300%
Finance and insurance gross profit	3,334	1,787	1,547	87%
Lease income, net	205	272	(67)	(25)%
Total gross profit	$6,190	$5,201	$989	19%

Retail gross profit per unit(1):
Retail vehicles gross profit	$4,055	$3,148	$907	29%
Finance and insurance gross profit	3,334	1,787	1,547	87%
Total retail vehicles and finance and insurance gross profit	7,389	4,935	2,454	50%

Retail vehicles unit sales	4,563	2,829	1,734	61%
Retail vehicles gross profit per unit	$1,619	$1,744	$(125)	(7)%

(1)Gross profit per unit is calculated as gross profit for retail vehicles and finance and insurance, each of which is divided by the total number of retail vehicles sold in the period.

CarLotz, Inc. and Subsidiaries — EBITDA and Adjusted EBITDA

(unaudited)

(In thousands, except share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2021	2020	Change	2021	2020	Change
Net Loss	$(7,205)	$(213)	$(6,992)	$(22,227)	$(1,720)	$(20,507)
Adjusted to exclude the following:
Interest expense	184	107	77	359	256	103
Income tax expense	—	4	(4)	—	9	(9)
Depreciation and amortization expense	95	91	4	478	191	287
EBITDA	$(6,926)	$(11)	$(6,915)	$(21,390)	$(1,264)	$(20,126)
Other expense	553	(61)	614	391	(64)	455
Stock compensation expense	3,704	3	3,701	45,667	37	45,630
Management fee expense - related party	—	70	(70)	2	132	(130)
Change in fair value of warrants liability	(325)	—	(325)	(12,683)	—	(12,683)
Change in fair value of redeemable convertible preferred stock tranche obligation	—	(345)	345	—	(629)	629
Change in fair value of earnout provision	(12,210)	—	(12,210)	(44,056)	—	(44,056)
Adjusted EBITDA	$(15,204)	$(344)	$(14,860)	$(32,069)	$(1,788)	$(30,281)